MESSAGE
To Our Shareholders

Babson Growth Fund had a total return (price change and reinvested distributions) of 12.33% for the six month period ended December 31, 1995. Average annual compounded total returns for one year, five year and ten years were 31.43%, 14.66% and 12.07%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

After struggling through 1994 _ a frustrating year for equity investors and one of the worst years ever for bond investors _ both the stock and bond markets came storming back in 1995. Bonds experienced the biggest bull market in the past ten years and more than offset the record slump in 1994. The stock market in 1995 benefited from strong earnings growth and low inflation, which drove large company shares up over 35%.

The economy slowed sufficiently in 1995 to avoid higher inflation, but not enough to cause a recession. The Federal Reserve appears to have successfully controlled the growth rate of the economy in order to prolong economic prosperity, but it is still uncertain whether the soft landing is an exception to the typical business cycle or the beginning of a new trend.

Rarely does a single year include such a confluence of favorable forces in the securities markets as the one just ended. During 1995 interest rates across the maturity spectrum dropped approximately 20%, producing the biggest bull market in bonds in a decade. At year-end the yield on the thirty-year Treasury bond stood just below 6%, the lowest level in two years.

Strong earnings growth and low inflation (which caused the large drop in interest rates) sustained a high level of enthusiasm for stocks on the part of individual investors. As a result, they continued to pour money into equity mutual funds at a near record rate of $100 billion. U.S. corporations emerged as another huge buyer of equities, and in 1995 they boosted their acquisitions to a record level (exceeding the 1988 peak). This strong demand for stocks created a favorable supply/demand imbalance in the securities markets.

1995 will go down in the record books as one of the great performance years of all time. When the dust settled at year-end, the stock market had increased by 37% on a total return basis (as measured by the unmanaged Standard & Poor's 500 index). Only twice in the past half century have the leading stock market averages risen more than last year's advance. We see a reasonably positive picture for the stock and bond markets over the next five years, though less favorable than the environment we have experienced in the past thirteen years.

Babson Growth Fund performed relatively well last year, especially when our low-risk approach to growth stock investing is taken into consideration. We were able to produce attractive results with a well diversified portfolio of high quality, reasonably valued companies while avoiding the speculative activity in the high technology sector of the stock market.

Sincerely,


Larry D. Armel
President

HISTORICAL RECORD

Progress of the Fund since it was founded in 1960.

											      net asset
									      net asset       value per
						*long-term   *short-term      value per       share with
FISCAL                    net     *ordinary       capital      capital        share with      dividends and
 YEAR        TOTAL       ASSET     INCOME          GAINS        GAINS        CAPITAL GAINS   CAPITAL GAINS
ended         net        value    dividends    distributions distributions   distributions   distributions
June 30      assets    per share  per share      per share    per share       reinvested      reinvested
1960   $    128,066   $  4.87     $  _0_          $  _0_        $  _0_         $  4.87          $  4.87
1965      5,176,041      6.36       0.100           0.07           _0_            6.52             6.97
1970     28,729,379      7.16       0.170           0.02           _0_            7.63             8.87
1971     54,672,327      9.60       0.190            _0_           _0_           10.23            12.15
1972     77,860,344     10.90       0.180            _0_           _0_           11.62            14.05
1973    106,017,401     10.66       0.160           0.09           _0_           11.46            14.05
1974    143,011,492      9.34       0.200            _0_           _0_           10.04            12.54
1975    207,734,395     10.22       0.220            _0_           _0_           10.99            14.09
1976    224,727,885     10.00       0.250            _0_           _0_           10.75            14.16
1977    217,273,868      9.27       0.240            _0_           _0_            9.97            13.46
1978    217,114,139      9.40       0.280            _0_           _0_           10.11            14.06
1979    218,528,345     10.20       0.320            _0_           _0_           10.97            15.76
1980    234,348,577     11.25       0.390            _0_           _0_           12.08            18.01
1981    281,980,936     12.74       0.410            _0_           _0_           13.68            21.04
1982    205,749,921      9.67       0.440           0.79           _0_           11.24            17.97
1983    249,201,722     14.40       0.380           0.19          0.04           16.96            27.97
1984    208,290,661     10.85       0.380           1.615          _0_           14.68            24.91
1985    215,374,722     13.40       0.4025          1.6285        0.2225         18.14            31.36
1986    253,780,848     13.62       0.3525          1.3725         _0_           22.89            42.37
1987    288,727,782     16.25       0.305           1.29          0.005          28.45            53.43
1988    237,465,629     11.66       0.2925          2.3425         _0_           26.09            50.10
1989    266,125,877     11.87       0.3085          1.20          0.0965         29.38            58.38
1990    259,076,870     11.18       0.2725          1.125         0.01           30.36            62.04
1991    235,812,697     11.05       0.245           0.18           _0_           30.55            63.92
1992    232,400,994     11.70       0.20            0.025         0.011          32.45            69.10
1993    245,201,417     12.30       0.195           0.865          _0_           36.49            78.97
1994    227,724,061     11.78       0.20            0.7931         _0_           37.28            81.97
1995    247,282,420     13.43       0.18            0.5345         _0_           44.19            98.55
**1995  271,121,841     14.66       0.07            0.35           _0_           49.37           110.70


* Includes dividends and distributions applicable to the fiscal year which may have been paid soon after the fiscal year-end.
**      Six months ended December 31, 1995.

STATEMENT OF NET ASSETS
December 31, 1995 (unaudited)

  Shares      Company                                 Market Value
COMMON STOCKS _ 96.64%
BASIC MATERIALS _ 4.22%
  50,000  Air Products & Chemicals, Inc.          $       2,637,500
  80,000  duPont (E.I.) deNemours & Co.                   5,590,000
  65,000  Sigma-Aldrich Corp.                             3,217,500
							 11,445,000
CAPITAL GOODS _ 10.14%
  94,000  Boeing Co.                                      7,367,250
  90,000  General Electric Co.                            6,480,000
  45,000  Grainger (W.W.), Inc.                           2,981,250
 200,000  Pall Corp.                                      5,375,000
  40,000  Sundstrand Corp.                                2,815,000
  26,000  United Technologies                             2,466,750
							 27,485,250
CONSUMER CYCLICAL _ 16.93%
  60,000  Capital Cities/ABC, Inc.                        7,402,500
 150,000  Circuit City Stores, Inc.                       4,143,750
  90,000  Dillard Department Stores, Inc. Cl. A           2,565,000
 100,000  Heilig-Meyers Co.                               1,837,500
 150,000  King World Productions, Inc.                    5,831,250
 140,000  Mattel, Inc.                                    4,305,000
  60,000  May Department Stores Co.                       2,535,000
  60,000  Reader's Digest Association Inc., Cl. A         3,075,000
 150,000  Reebok International Ltd.                       4,237,500
 100,000  Service Corp., International                    4,400,000
 120,000  Viking Office Products, Inc.                    5,580,000
							 45,912,500
CONSUMER STAPLES _ 31.41%
 130,000  Abbott Laboratories                             5,427,500
  75,000  American Home Products Corp.                    7,275,000
 100,000  Anheuser-Busch Cos., Inc.                       6,687,500
  75,000  Bausch & Lomb, Inc.                             2,971,875
 105,000  Bristol-Myers Squibb Co.                        9,016,875
  65,000  CPC International, Inc.                         4,460,625
  43,000  DENTSPLY International, Inc.                    1,720,000
  57,000  Foundation Health Corp.                         2,451,000
  80,000  Gillette Co.                                    4,170,000
 106,000  IBP, Inc.                                       5,353,000
 100,000  Johnson & Johnson                               8,562,500
 100,000  PepsiCo, Inc.                                   5,587,500
 110,000  Philip Morris Cos., Inc.                        9,955,000
 102,000  Scherer (R.P.) Corp.                            5,010,750
 225,000  Tenet Healthcare Corp.                          4,668,750
  28,000  United Healthcare                               1,834,000
							 85,151,875
ENERGY _ 5.29%
 140,000  Coastal Corp.                                   5,215,000
  50,000  Mobil Corp.                                     5,600,000
  25,000  Royal Dutch Petroleum Co.                       3,528,125
							 14,343,125
FINANCIAL _ 14.80%
  55,000  American International Group, Inc.              5,087,500
 103,125  Banc One Corp.                                  3,892,969
  62,000  Federal Home Loan Mortgage Corp.                5,177,000
 104,171  First Data Corp.                                6,966,436
  50,000  General Re Corp.                                7,750,000
  95,562  KeyCorp New                                     3,464,122
  80,000  Mellon Bank Corp.                               4,300,000
  50,000  NationsBank Corp.                               3,481,250
							 40,119,277
TECHNOLOGY _ 13.85%
 100,000  Advanced Micro Devices, Inc.                    1,650,000
 100,000  Automatic Data Processing, Inc.                 7,425,000
  95,000  Computer Sciences Corp.                         6,673,750
  60,000  Minnesota Mining & Manufacturing Co.            3,975,000
  70,000  Read-Rite Corp.                                 1,627,500
 111,000  Seagate Technology                              5,272,500
  80,000  Texas Instruments, Inc.                         4,140,000
 115,000  Vodafone Group PLC ADR                          4,053,750
  50,000  Wallace Computer Services, Inc.                 2,731,250
							 37,548,750

TOTAL COMMON STOCKS _ 96.64%                            262,005,777

SHORT-TERM CORPORATE NOTES _ 2.58%
$3,000,000  Ford Motor Credit Co.,
	      5.65%, due January 31, 1996                 3,000,000
 4,000,000  Sears Roebuck Acceptance Corp.,
	      5.90%, due January 10, 1996                 4,000,000
TOTAL SHORT-TERM
CORPORATE NOTES _ 2.58%                                   7,000,000


REPURCHASE AGREEMENT _ 0.74%
 2,000,000  UMB Bank, n.a.
	      5.25%, due January 2, 1996
	      (Collateralized by U.S.
	      Treasury Notes, 7.75%,
	      due March 31, 1996)                         2,000,000


TOTAL INVESTMENTS _ 99.96%                           $  271,005,777

Other assets less liabilities _  0.04%                      116,064

TOTAL NET ASSETS _ 100.00%
	(equivalent to $14.66 per share;
	100,000,000 shares of $1.00 par
	value capital shares authorized;
	18,493,207 shares outstanding)               $  271,121,841

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1995 (unaudited)

ASSETS:
Investment securities, at market value
 (identified cost $165,175,149)                               $   271,005,777
Dividends receivable                                                  435,706
Interest receivable                                                     4,522
  Total assets                                                    271,446,005
LIABILITIES AND NET ASSETS:
Cash overdraft                                                        324,164
  Total liabilities                                                   324,164
NET ASSETS                                                    $   271,121,841

NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)                   $   147,884,426
Accumulated undistributed income:
  Undistributed net investment income                                  67,190
  Accumulated net realized gain on investment transactions         17,339,597
    Net unrealized appreciation in value of investments           105,830,628
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                   $   271,121,841

Capital shares, $1.00 par value
	Authorized                                                100,000,000

	Outstanding                                                18,493,207

NET ASSET VALUE PER SHARE                                       $       14.66

STATEMENT OF OPERATIONS
Six Months Ended December 31, 1995 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends                                                    $    2,134,685
  Interest                                                            174,073
								    2,308,758
Expenses:
  Management fees (Note 3)                                          1,109,698
  Registration fees and other expenses                                 15,195
								    1,124,893
    Net investment income                                           1,183,865

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1):
Realized gain from investment transactions
(excluding repurchase agreements):
  Proceeds from sales of investments                               53,918,709
  Cost of investments sold                                         31,056,566
    Net realized gain from investment transactions                 22,862,143
Unrealized appreciation on investments:
  Beginning of period                                              99,606,960
  End of period                                                   105,830,628
    Increase in net unrealized appreciation on investments          6,223,668
    Net gain on investments                                        29,085,811
    Increase in net assets resulting from operations           $   30,269,676

STATEMENTS OF CHANGES
IN NET ASSETS
						    Six Months
						      Ended        Year Ended
						December 31,1995    June 30,
						   (Unaudited)        1995

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                            $    1,183,865 $    3,311,100
Net realized gain from investment transactions       22,862,143     10,032,297
Increase in net unrealized appreciation on
  investments                                         6,223,668     30,108,767
  Net increase in net assets resulting
  from operations                                    30,269,676     43,452,164
Net equalization included in the price of shares
  issued and redeemed                                    (3,368)       (40,263)

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
Net investment income                                (1,275,323)    (3,314,210)
Net realized gain from investment transactions       (6,376,613)    (9,640,620)
  Total distributions to shareholders                (7,651,936)   (12,954,830)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from 988,134 and 1,301,049 shares sold      14,078,835     16,159,476
Net asset value of 484,996 and 909,226 shares
  issued for reinvestment of distributions            7,013,037     12,003,961
						     21,091,872     28,163,437
Cost of 1,386,266 and 3,136,550 shares redeemed     (19,866,823)   (39,062,149)
  Net increase (decrease) from capital share
    transactions                                      1,225,049    (10,898,712)
    Total increase in net assets                     23,839,421     19,558,359

NET ASSETS:
	Beginning of period                         247,282,420    227,724,061
	End of period                           $   271,121,841 $  247,282,420

Distributions to shareholders:
	Income dividends per share              $          .07  $        .18
	Capital gains distribution per share    $          .35  $        .5345

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments _ Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices. Investment transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal and State Taxes _ The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.Equalization _ The Fund uses the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

2. PURCHASES AND SALES OF SECURITIES:

The aggregate amounts of security transactions during the period ended December 31, 1995 (excluding repurchase agreements), were as follows:
	Purchases               $       41,220,473
	Proceeds from sales             53,918,709

3. MANAGEMENT FEES:

Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies for qualifying the Fund's shares for sale, special legal fees, interest and brokerage commissions, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of
 .85 of one percent on net assets up to $250,000,000, and .70 of one percent on net assets exceeding that amount. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

THE BABSON FUNDS

BOARD OF DIRECTORS
Larry D. Armel
Francis C. Rood
William H. Russell
H. David Rybolt

OFFICERS
Larry D. Armel
	President
P. Bradley Adams
	Vice President & Treasurer
Michael A. Brummel
	Vice President
Martin A. Cramer
	Vice President & Secretary
David G. Kirk
	Vice President _ Portfolio
James B. Gribbell
	Vice President _ Portfolio



INVESTMENT COUNSEL
David L. Babson & Co. Inc.
Cambridge, Massachusetts

AUDITORS
Arthur Andersen LLP
Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
Philadelphia, Pennsylvania
John G. Dyer
Kansas City, Missouri

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri

This report has been prepared for the information of the Shareholders of David L. Babson Growth Fund, Inc., and is not to be construed or an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.